UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 30, 2020

AMERICAN SHARED HOSPITAL SERVICES
(Exact name of registrant as specified in charter)

California	1-08789	94-2918118
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Embarcadero Center, Suite 410 San Francisco, CA	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 415-788-5300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Shared Hospital Services Common Stock, No Par Value	AMS	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[ ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02 Results of Operations and Financial Condition.
On March 30, 2020, American Shared Hospital Services (the “Company”) issued a press release announcing that it will hold a conference call to discuss financial results for the fourth quarter and year end 2019 on Thursday, April 2, 2020 at 3:00 p.m. Eastern Time. The Company intends to issue a subsequent press release announcing its financial results for the fourth quarter and twelve months ended December 31, 2019 before the markets open on Thursday, April 2, 2020.
The full text of the March 30, 2020 press release is furnished as Exhibit 99.1 to this report. The Company does not intend for this exhibit to be incorporated by reference into future filings under the Securities Exchange Act of 1934 (the “Exchange Act”).
Item 8.01 Other Events.
The Company is unable to meet the filing deadline for the filing of its Annual Report on Form 10-K (the “2019 Annual Report”) due to circumstances related to COVID-19 and its impact on its accounting operations.
The City of San Francisco, in which the Company is headquartered, issued a Public Health Order (the “Order”) mandating that individuals “shelter in place,” effective March 16, 2020 at midnight Pacific Time. The Order required the Company’s accounting personnel to work remotely. The Company, in due haste, arranged for its accounting personnel to become equipped and configured for remote access to the Company’s accounting programs and records. Remote access implementation was initiated and completed over a four-day period. It required that the primary coordinator for preparing the 2019 Annual Report spend significant time on the implementation. The time spent to initiate remote access and subsequent inefficiencies have prevented the Company from completing all the tasks necessary to file the 2019 Annual Report by its March 30, 2020 due date. The Company intends to file the 2019 Annual Report no later than April 3, 2020.
The Company is relying on the Securities and Exchange Commission’s Order Under Section 36 of the Securities Exchange Act of 1934 Modifying Exemptions From the Reporting and Proxy Delivery Requirements for Public Companies, dated March 25, 2020 (Release No. 34-88465), to delay the filing of the 2019 Annual Report. The Order supersedes a similar order issued by the Securities and Exchange Commission on March 4, 2020.
In light of the current COVID-19 pandemic, the Company will include the following Risk Factor in the 2019 Annual Report, as may be updated to reflect subsequent events impacting the Company:

The COVID-19 Outbreak May Adversely Affect Our Business Operations and Financial Condition
The recent outbreak of the novel coronavirus COVID-19 pandemic has spread across the globe and has been declared a national emergency. Many states and municipalities in the United States, including California, have announced aggressive actions to reduce the spread of the disease, including limiting non- essential gatherings of people, ceasing all non-essential travel, ordering certain businesses and government agencies to cease non-essential operations at physical locations and issuing “shelter-in-place” orders which direct individuals to shelter at their places of residence (subject to limited exceptions). Across our business, healthcare resources are being prioritized for the treatment and management of the outbreak. Consequently, there are delays in delivering Gamma Knife, image guided radiation and proton therapy treatments. The COVID-19 pandemic poses the risk that we or our employees, contractors, customers, government and third party payors and others may be prevented from conducting business activities for an indefinite period of time, including due to spread of the disease within these groups or due to shutdowns that have been and may continue to be requested or mandated by governmental authorities.
A broad, sustained outbreak of COVID-19 will negatively impact our results for the following reasons: (i) operations at medical facilities, including medical professionals and other medical facility employees, may continue to be subject to prolonged closure or shut down; (ii) medical facilities may continue to defer Gamma Knife, proton and image guided radiation therapy treatments for non-urgent patient cases in order to allocate resources to the care of patients with COVID-19; (iii) patients may continue to defer Gamma Knife, proton and image guided radiation therapy treatments due to real or perceived concerns about the potential spread of COVID-19 in a medical facility setting; (iv) deferred Gamma Knife, proton and image guided radiation therapy treatments may not be rescheduled for a later date; (v) the outbreak materially impacts our operations for a sustained period of time due to the current travel bans and restrictions, quarantines, shelter-in-place orders and shutdowns, including at our corporate headquarters in San Francisco, California, which is currently subject to a shelter-in-place order that remains in force until April 7, 2020 and may be extended; and/or (vi) members of the board, management or employee team, some of whom are particularly at-risk for the severe symptoms of COVID-19, or of our small number of other employees, may become ill or have family members who are ill and are absent as a result, or they may elect not to come to work due to the illness affecting others in our office or facilities.
The occurrence of any of the foregoing events could have a material adverse effect on our business, financial condition and results of operations. The COVID-19 outbreak and mitigation measures have had and may continue to have an adverse impact on global economic conditions which could have an adverse effect on our business and financial condition. The extent to which the COVID-19 outbreak impacts our results will depend on future developments that are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of the virus and the actions to contain its impact.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 99.1 — Press Release Announcing Fourth Quarter and Year End 2019 Earnings Conference Call
The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Shared Hospital Services
Date:	March 30, 2020	By:	/s/ Ernest A. Bates, M.D.
			Name:	Ernest A. Bates, M.D.
			Title:	Chairman and Chief Executive Officer